OPPENHEIMER MONEY MARKET FUND, INC.

Supplement dated July 31, 2001 to the

Prospectus dated November 22, 2000

The prospectus is changed as follows:

1. The first paragraph of the subsection entitled "Portfolio Manager" on page 9 should be deleted and replaced with the following:

Portfolio Managers. Carol E. Wolf and Barry D. Weiss are the portfolio managers and are Vice Presidents of the Fund. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf has had this responsibility since November 1988 and Mr. Weiss, since July 2001. Ms. Wolf is a Senior Vice President of the Manager and Mr. Weiss is a Vice President, and each is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager as Senior Credit Analyst in February, 2000, Mr. Weiss held the following positions: Associate Director, Fitch IBCA Inc. (April 1998 - February 2000); News Director, Fitch Investors Service (September 1996 - April 1998); Senior Budget Analyst, City of New York, Office of Management & Budget (February 1990 - September 1996).

2. The third sentence under the section entitled “OppenheimerFunds Internet Web Site” on page 13 should be deleted and replaced with the following:

To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that web site.

July 31, 2001                 PS0200.008